     THIS WARRANT AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THIS WARRANT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

Warrant Number: WC-1

                                                         Void after
                                                                    ------------

                       WARRANT TO PURCHASE COMMON STOCK OF

                       FAROUDJA RESEARCH ENTERPRISES, INC.


     This certifies that, for value received, John Sie is entitled, subject to the terms set forth below, to purchase from Faroudja Research Enterprises, Inc. (the "Company"), a California corporation, up to 58,950 shares (the "Shares") of fully paid and non-assessable shares of Common Stock of the Company at the price of $.50 per share (the "Exercise Price") at the times and subject to the conditions hereafter stated, such price and number of Shares being subject to adjustment as herein provided in this Warrant.

     1.   DEFINITIONS.

          As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

          (a) "COMPANY" includes any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

          (b) "COMMON STOCK", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of the Common Stock of the Company presently authorized and stock of any other class into which those shares may hereafter be changed.

          (c) "WARRANTHOLDER", "holder of Warrant", "holder", or similar terms when the context refers to the original holder of this Warrant.

     2.   EXERCISE CONDITIONS.

          (a) EXERCISABILITY. This Warrant shall be vested and exercisable, cumulatively, during its term only in accordance with the terms and conditions herein, as to one-forty-eighth (1/48th) of the Shares for each full calendar month after the Vesting Commencement Date set forth on the signature page of this Warrant.

          (b) TERMINATION OF STATUS. This Warrant is exercisable only for the number of shares which become exercisable during the period Warrantholder continues to provide services as requested by the Company and as determined in the Company's discretion.

          (c) NO CONSULTING AGREEMENT. This Warrant, and the issuance thereof shall not be construed and is not an agreement to retain Warrantholder as a consultant to the Company.

          (d) ACCELERATION OF EXERCISABILITY. During the period this Warrant is exercisable, in the event that (i) the Company shall consolidate with or merge into any other corporation, or sell all or substantially all of its assets to another corporation (unless after the completion of such transaction the shareholders of the Company immediately prior to the transaction own at least fifty percent (50%) of the surviving corporation), or (ii) the Company registers its securities on a Form S-1 registration statement and such registration statement is declared effective by the Securities and Exchange Commission (an "IPO"), this Warrant shall accelerate and become fully exercisable as to all Shares, notwithstanding the provisions of Section 2.

     3.   EXERCISE PROVISIONS.

          (a) EXERCISE OF WARRANT. The holder of this Warrant may exercise it in whole or in part to the extent then exercisable by surrender of this Warrant, with the form of subscription at the end of this Warrant duly executed by the holder, to the Company at its principal office, accompanied by payment in the amount obtained by multiplying the Exercise Price by the number of shares of Common Stock designated in the subscription at the end of this Warrant.

          (b) PAYMENT OF EXERCISE PRICE. Payment shall be made by cash or by check payable to the order of the Company.

          (c) PARTIAL EXERCISE. On partial exercise, the Company shall promptly issue and deliver to the holder of this Warrant a new Warrant or Warrants of like tenor in the name of the holder providing for the right to purchase the number of shares of Common Stock as to which this Warrant has not been exercised.

          (d) RESTRICTIONS ON EXERCISE. This Warrant may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Warrant, the Company may require the Warrantholder to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     4.   STOCK ISSUANCE.

          (a) DELIVERY OF STOCK CERTIFICATES. As soon as possible after full or partial exercise of this Warrant, the Company at its expense will cause to be issued in the name of and delivered to the holder of this Warrant, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which that holder shall be entitled upon such exercise, together with any other securities and property to which that holder is entitled upon such exercise under the terms of this Warrant. No fractional shares will be issued upon exercise of rights to purchase under this Warrant. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the market price as of the date of exercise as determined by the Company's Board of Directors.

          (b) STOCK FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all Shares will, upon issuance and payment in accordance herewith, be fully paid, validly issued and nonassessable. The Company further covenants and agrees that the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of this Warrant, at least the maximum number of Shares as are issuable upon the exercise of this Warrant.

          (c) NO RIGHTS AS SHAREHOLDER. Warrantholder, as such, shall not be entitled to vote or receive dividends or be considered a shareholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on Warrantholder, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of shareholders, to receive dividends or subscription rights or otherwise.

     5.   ADJUSTMENT PROVISIONS.

          The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          (a) RECLASSIFICATION. If the Company at any time while this Warrant remains outstanding shall reclassify or in any manner change the securities then purchasable upon the exercise of this Warrant (a "Reorganization"), then lawful and adequate provision shall be made whereby this Warrant shall thereafter evidence the right to purchase such number and kind of securities and other property as would have been issuable or distributable on account of such reorganization upon or with respect to the securities which were purchasable or would have become purchasable under this Warrant immediately prior to such Reorganization.

          (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such subdivision or combination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision or combination.

          (c) CERTAIN DIVIDENDS AND DISTRIBUTIONS. If the Company at any time while this Warrant is outstanding and unexpired shall take a record of the holders of its Common Stock for the purpose of:

                 (i) STOCK DIVIDENDS. Entitling them to receive a dividend payable in, or other distribution without consideration of, Common Stock, then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to each dividend or distribution by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and
(B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or

                (ii) DISTRIBUTION OF ASSETS; SECURITIES; ETC. Making any distribution without consideration with respect to its Common Stock (other than a cash dividend) payable otherwise than in its Common Stock, the Warrantholder shall, upon the exercise thereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, such assets or securities as would have been payable to him as owner of that number of Shares receivable by exercise of this Warrant had Warrantholder been the holder of record of such Shares on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

          (d) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Exercise Price pursuant to Section 5(b) or (c)(i), the number of Shares purchasable hereunder shall be adjusted to that number determined by multiplying the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately following such adjustment.

          (e) NOTICE OF ADJUSTMENTS. The Company shall give notice of each adjustment or readjustment of the Exercise Price or the number of shares of Common Stock or other securities issuable upon Exercise of this Warrant to the registered holder of this Warrant at that holder's address as shown on the Company's books.

          (f) NO CHANGE NECESSARY. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of shares of Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same Exercise Price and the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

     6.   SECURITIES LAW RESTRICTIONS.

          (a) INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Warrant, the Warrantholder represents and warrants that the Warrantholder is acquiring this Warrant, and upon exercise of this Warrant the Warrantholder will be acquiring the Shares, for investment for Warrantholder's own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Warrantholder, by reason of Warrantholder's business or financial experience, has the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Warrantholder's interests in connection with the acquisition of this Warrant and the Shares. Warrantholder will execute any investment representation statement requested by the Company.

          (b) LEGENDS. Any certificate representing any Shares issued hereunder shall have endorsed thereon legends in substantially the following form (in addition to any legends required by any state securities laws):

     THIS WARRANT AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE

TERMS OF THIS WARRANT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     7.   NONTRANSFERABILITY OF WARRANT.

          This Warrant may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Warrantholder only by such Warrantholder. Subject to the foregoing, the terms of this Warrant shall be binding upon the executors, administrators, heirs, successors and assigns of the Warrantholder.

     8.   LIMITATIONS ON TRANSFER OF SHARES.

          In addition to any other limitation on the transfer of the Shares created by applicable securities laws, Warrantholder shall not assign, encumber or dispose of any interest in such Shares except as provided in this Section 8:

          (a) RIGHT OF FIRST REFUSAL. If Warrantholder desires (or is required) to sell or transfer in any manner the Shares, Warrantholder shall first offer such Shares for sale to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible) as those upon which he is dispose of such Shares ("Right of First Refusal"). If the transfer does not involve a bona fide price freely set by Warrantholder, the price shall be determined as set forth in Section 8(c) below. The Company (or its assignee) shall notify Warrantholder as to whether the Company wishes to purchase the Shares pursuant to the Right of First Refusal within forty-five (45) days following the setting of a price under Section 8(c) (when the price is determined under Section 8(c). If the Company (or its assignee) elects to purchase such Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company not later than 30 days from the date of such notice. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be cancelled. Warrantholder hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from optionee to the Company. The Warrantholder further authorizes the Company to refuse or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. In the event the Shares are not disposed of by the Warrantholder within forty-five (45) days following lapse of the period of the Right of First Refusal provided to the Company, the Shares shall once again be subject to the Right of First Refusal herein provided.

          (b) INVOLUNTARY TRANSFER. In the event of any transfer by operation of law or other involuntary transfer, of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the "Involuntary Transfer Option"). Upon such transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The Company (or its assignee) shall notify

Warrantholder and the person acquiring the Shares as to whether the Company wishes to purchase the Shares pursuant to the Involuntary Transfer Option within forty-five (45) days following the setting of a price under Section 8(c) of this Agreement. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company not later than 30 days from the date of such notice.
At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be cancelled. Warrantholder hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Warrantholder to the Company. Warrantholder further authorizes the Company to refuse or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

          (c) DETERMINATION OF PRICE. With respect to the Shares to be transferred pursuant to the Right of First Refusal where the price is not a bona fide price set by the Warrantholder under Section 8(a) or the Involuntary Transfer Option, the price per share shall be a price set by the Board of Directors of the Company that will reflect the current value of the Shares. The Company shall notify Warrantholder, his representative or the person acquiring the Shares under Section 8(b) of the price so determined within forty-five (45) days after receipt by it of written notice of the transfer or proposed transfer of the Shares.

          (d) ASSIGNMENT BY COMPANY. The Company's Right of First Refusal and Involuntary Transfer Option may be assigned in whole or in part to any shareholder or shareholders of the Company.

          (e) OBLIGATIONS BINDING UPON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Warrant, including the Company's Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Option are met.

          (f) TERMINATION OF RIGHTS. The Right of First Refusal and the Involuntary Transfer Option granted the Company by this Section 8 shall terminate at such time as a public market exists for the Company's Common Stock (or any other stock issued to Warrantholder in exchange for the Shares acquired upon exercise pursuant to this Warrant). For the purpose of this Agreement, a "public market" shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934), or the Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal.

          (g) EXCLUDED TRANSFERS. The restrictions on transfer if this Section 8 shall not apply to an inter-vivos transfer to Warrantholder's ancestors or descendants or spouse or to a Trustee for their benefit, provided that such transferee shall take such

Shares subject to all of the terms of this Warrant, including restrictions on further transfer.

     9.   TERMINATION.

          The right to exercise this Warrant shall expire upon the earlier of the following: (i) the close of business on the date set forth on the first page of this Warrant, (ii) the effective date of a firm commitment underwritten public offering pursuant to a registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of the Company's Common Stock or (iii) upon the consolidation or merger of the Company into any other corporation or the sale of all or substantially all of its assets to another corporation, unless after the completion of the transaction the shareholders of the Company immediately prior to the transaction own at least fifty percent (50%) of the shares of the surviving corporation.

     10.  GENERAL.

          (a) ENTIRE AGREEMENT. The Company and the holder agree that this Warrant amends and supersedes any prior agreement or understanding of the holder with the Company, Sunsteam, Ltd., or any officers, directors, partners or agents of the foregoing relating to the acquisition of securities in the Company and supersedes any financial obligations of the Company to the holder.

          (b) AMENDMENT. The holder of this Warrant agrees that any provision of this Warrant may be amended, waived or modified upon the written approval of the Company and the holder of this Warrant.

          (c) REPLACEMENT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (d) NOTICES. Any notices to Warrantholder shall be delivered personally or sent by first class mail, postage prepaid, to Warrantholder's address on the records of the Company and shall be effective upon deposit in the mail.

          (e) GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws if the State of California.

Dated:  July 16, 1993              FAROUDJA RESEARCH ENTERPRISES, INC.


                              By:  /s/ Yves Faroudja
                                   --------------------------------------------
                                   Yves Faroudja
                                   President


ACCEPTED:

HOLDER:


John Sie
------------------------------
Name


/s/ John Sie
------------------------------
Signature

Date:
     ---------------------------

                                SUBSCRIPTION FORM

                  (To be signed only upon exercise of Warrant)


TO:  Faroudja Research Enterprises, Inc.
     675 Palomar Avenue
     Sunnyvale, CA 94086


     The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by that Warrant for, and to purchase under that Warrant, __________* shares of Common Stock of Faroudja Research Enterprises, Inc. and herewith makes payment of $__________ for those shares, and requests that the certificates for those shares be issued in the name of, and delivered to, ____________________, whose address is
______________________________.

Dated: __________, 19__
                              (Signature must conform in all respects to name of holder as specified on the face of the attached Warrant.)


                              -----------------------------------
                                         Signature

                              -----------------------------------
                                          Address

                              -----------------------------------







----------------

* Insert here the number of Shares called for on the face of the Warrant (or, in the case of partial exercise, the portion as to which the Warrant is being exercised), without making any adjustment for additional Shares or any other securities or property which, under the adjustment provisions of the Warrant, may be deliverable upon exercise.

     THIS WARRANT AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THIS WARRANT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

Warrant Number: WC-2


                                                         Void after
                                                                    ------------

                       WARRANT TO PURCHASE COMMON STOCK OF

                       FAROUDJA RESEARCH ENTERPRISES, INC.


     This certifies that, for value received, John Sie is entitled, subject to the terms set forth below, to purchase from Faroudja Research Enterprises, Inc. (the "Company"), a California corporation, up to 19,648 shares (the "Shares") of fully paid and non-assessable shares of Common Stock of the Company at the price of $.50 per share (the "Exercise Price") at the times and subject to the conditions hereafter stated, such price and number of Shares being subject to adjustment as herein provided in this Warrant.

     1.   DEFINITIONS.

          As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

          (a) "COMPANY" includes any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

          (b) "COMMON STOCK", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of the Common Stock of the Company presently authorized and stock of any other class into which those shares may hereafter be changed.

          (c) "WARRANTHOLDER", "holder of Warrant", "holder", or similar terms when the context refers to the original holder of this Warrant.

     2.   EXERCISE CONDITIONS.

          (a) EXERCISABILITY. This Warrant shall be vested and exercisable, cumulatively, during its term only in accordance with the terms and conditions herein, as to one-forty-eighth (1/48th) of the Shares for each full calendar month after the Vesting Commencement Date set forth on the signature page of this Warrant.

          (b) TERMINATION OF STATUS. This Warrant is exercisable only for the number of shares which become exercisable during the period Warrantholder continues to provide services as requested by the Company and as determined in the Company's discretion.

          (c) NO CONSULTING AGREEMENT. This Warrant, and the issuance thereof shall not be construed and is not an agreement to retain Warrantholder as a consultant to the Company.

          (d) ACCELERATION OF EXERCISABILITY. During the period this Warrant is exercisable, in the event that (i) the Company shall consolidate with or merge into any other corporation, or sell all or substantially all of its assets to another corporation (unless after the completion of such transaction the shareholders of the Company immediately prior to the transaction own at least fifty percent (50%) of the surviving corporation), or (ii) the Company registers its securities on a Form S-1 registration statement and such registration statement is declared effective by the Securities and Exchange Commission (an "IPO"), this Warrant shall accelerate and become fully exercisable as to all Shares, notwithstanding the provisions of Section 2.

     3.   EXERCISE PROVISIONS.

          (a) EXERCISE OF WARRANT. The holder of this Warrant may exercise it in whole or in part to the extent then exercisable by surrender of this Warrant, with the form of subscription at the end of this Warrant duly executed by the holder, to the Company at its principal office, accompanied by payment in the amount obtained by multiplying the Exercise Price by the number of shares of Common Stock designated in the subscription at the end of this Warrant.

          (b) PAYMENT OF EXERCISE PRICE. Payment shall be made by cash or by check payable to the order of the Company.

          (c) PARTIAL EXERCISE. On partial exercise, the Company shall promptly issue and deliver to the holder of this Warrant a new Warrant or Warrants of like tenor in the name of the holder providing for the right to purchase the number of shares of Common Stock as to which this Warrant has not been exercised.

          (d) RESTRICTIONS ON EXERCISE. This Warrant may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Warrant, the Company may require the Warrantholder to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     4.   STOCK ISSUANCE.

          (a) DELIVERY OF STOCK CERTIFICATES. As soon as possible after full or partial exercise of this Warrant, the Company at its expense will cause to be issued in the name of and delivered to the holder of this Warrant, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which that holder shall be entitled upon such exercise, together with any other securities and property to which that holder is entitled upon such exercise under the terms of this Warrant. No fractional shares will be issued upon exercise of rights to purchase under this Warrant. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the market price as of the date of exercise as determined by the Company's Board of Directors.

          (b) STOCK FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all Shares will, upon issuance and payment in accordance herewith, be fully paid, validly issued and nonassessable. The Company further covenants and agrees that the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of this Warrant, at least the maximum number of Shares as are issuable upon the exercise of this Warrant.

          (c) NO RIGHTS AS SHAREHOLDER. Warrantholder, as such, shall not be entitled to vote or receive dividends or be considered a shareholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on Warrantholder, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of shareholders, to receive dividends or subscription rights or otherwise.

     5.   ADJUSTMENT PROVISIONS.

          The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          (a) RECLASSIFICATION. If the Company at any time while this Warrant remains outstanding shall reclassify or in any manner change the securities then purchasable upon the exercise of this Warrant (a "Reorganization"), then lawful and adequate provision shall be made whereby this Warrant shall thereafter evidence the right to purchase such number and kind of securities and other property as would have been issuable or distributable on account of such reorganization upon or with respect to the securities which were purchasable or would have become purchasable under this Warrant immediately prior to such Reorganization.

          (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such subdivision or combination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision or combination.

          (c) CERTAIN DIVIDENDS AND DISTRIBUTIONS. If the Company at any time while this Warrant is outstanding and unexpired shall take a record of the holders of its Common Stock for the purpose of:

                 (i) STOCK DIVIDENDS. Entitling them to receive a dividend payable in, or other distribution without consideration of, Common Stock, then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to each dividend or distribution by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and
(B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or

                (ii) DISTRIBUTION OF ASSETS; SECURITIES; ETC. Making any distribution without consideration with respect to its Common Stock (other than a cash dividend) payable otherwise than in its Common Stock, the Warrantholder shall, upon the exercise thereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, such assets or securities as would have been payable to him as owner of that number of Shares receivable by exercise of this Warrant had Warrantholder been the holder of record of such Shares on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

          (d) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Exercise Price pursuant to Section 5(b) or (c)(i), the number of Shares purchasable hereunder shall be adjusted to that number determined by multiplying the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately following such adjustment.

          (e) NOTICE OF ADJUSTMENTS. The Company shall give notice of each adjustment or readjustment of the Exercise Price or the number of shares of Common Stock or other securities issuable upon Exercise of this Warrant to the registered holder of this Warrant at that holder's address as shown on the Company's books.

          (f) NO CHANGE NECESSARY. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of shares of Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same Exercise Price and the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

     6.   SECURITIES LAW RESTRICTIONS.

          (a) INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Warrant, the Warrantholder represents and warrants that the Warrantholder is acquiring this Warrant, and upon exercise of this Warrant the Warrantholder will be acquiring the Shares, for investment for Warrantholder's own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Warrantholder, by reason of Warrantholder's business or financial experience, has the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Warrantholder's interests in connection with the acquisition of this Warrant and the Shares. Warrantholder will execute any investment representation statement requested by the Company.

          (b) LEGENDS. Any certificate representing any Shares issued hereunder shall have endorsed thereon legends in substantially the following form (in addition to any legends required by any state securities laws):

     THIS WARRANT AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE

TERMS OF THIS WARRANT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     7.   NONTRANSFERABILITY OF WARRANT.

          This Warrant may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Warrantholder only by such Warrantholder. Subject to the foregoing, the terms of this Warrant shall be binding upon the executors, administrators, heirs, successors and assigns of the Warrantholder.

     8.   LIMITATIONS ON TRANSFER OF SHARES.

          In addition to any other limitation on the transfer of the Shares created by applicable securities laws, Warrantholder shall not assign, encumber or dispose of any interest in such Shares except as provided in this Section 8:

          (a) RIGHT OF FIRST REFUSAL. If Warrantholder desires (or is required) to sell or transfer in any manner the Shares, Warrantholder shall first offer such Shares for sale to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible) as those upon which he is dispose of such Shares ("Right of First Refusal"). If the transfer does not involve a bona fide price freely set by Warrantholder, the price shall be determined as set forth in Section 8(c) below. The Company (or its assignee) shall notify Warrantholder as to whether the Company wishes to purchase the Shares pursuant to the Right of First Refusal within forty-five (45) days following the setting of a price under Section 8(c) (when the price is determined under Section 8(c). If the Company (or its assignee) elects to purchase such Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company not later than 30 days from the date of such notice. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be cancelled. Warrantholder hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from optionee to the Company. The Warrantholder further authorizes the Company to refuse or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. In the event the Shares are not disposed of by the Warrantholder within forty-five (45) days following lapse of the period of the Right of First Refusal provided to the Company, the Shares shall once again be subject to the Right of First Refusal herein provided.

          (b) INVOLUNTARY TRANSFER. In the event of any transfer by operation of law or other involuntary transfer, of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the "Involuntary Transfer Option"). Upon such transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The Company (or its assignee) shall notify

Warrantholder and the person acquiring the Shares as to whether the Company wishes to purchase the Shares pursuant to the Involuntary Transfer Option within forty-five (45) days following the setting of a price under Section 8(c) of this Agreement. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company not later than 30 days from the date of such notice.
At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be cancelled. Warrantholder hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Warrantholder to the Company. Warrantholder further authorizes the Company to refuse or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

          (c) DETERMINATION OF PRICE. With respect to the Shares to be transferred pursuant to the Right of First Refusal where the price is not a bona fide price set by the Warrantholder under Section 8(a) or the Involuntary Transfer Option, the price per share shall be a price set by the Board of Directors of the Company that will reflect the current value of the Shares. The Company shall notify Warrantholder, his representative or the person acquiring the Shares under Section 8(b) of the price so determined within forty-five (45) days after receipt by it of written notice of the transfer or proposed transfer of the Shares.

          (d) ASSIGNMENT BY COMPANY. The Company's Right of First Refusal and Involuntary Transfer Option may be assigned in whole or in part to any shareholder or shareholders of the Company.

          (e) OBLIGATIONS BINDING UPON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Warrant, including the Company's Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Option are met.

          (f) TERMINATION OF RIGHTS. The Right of First Refusal and the Involuntary Transfer Option granted the Company by this Section 8 shall terminate at such time as a public market exists for the Company's Common Stock (or any other stock issued to Warrantholder in exchange for the Shares acquired upon exercise pursuant to this Warrant). For the purpose of this Agreement, a "public market" shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934), or the Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal.

          (g) EXCLUDED TRANSFERS. The restrictions on transfer if this Section 8 shall not apply to an inter-vivos transfer to Warrantholder's ancestors or descendants or spouse or to a Trustee for their benefit, provided that such transferee shall take such

Shares subject to all of the terms of this Warrant, including restrictions on further transfer.

     9.   TERMINATION.

          The right to exercise this Warrant shall expire upon the earlier of the following: (i) the close of business on the date set forth on the first page of this Warrant, (ii) the effective date of a firm commitment underwritten public offering pursuant to a registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of the Company's Common Stock or (iii) upon the consolidation or merger of the Company into any other corporation or the sale of all or substantially all of its assets to another corporation, unless after the completion of the transaction the shareholders of the Company immediately prior to the transaction own at least fifty percent (50%) of the shares of the surviving corporation.

     10.  GENERAL.


          (a) ENTIRE AGREEMENT. The Company and the holder agree that this Warrant amends and supersedes any prior agreement or understanding of the holder with the Company, Sunsteam, Ltd., or any officers, directors, partners or agents of the foregoing relating to the acquisition of securities in the Company and supersedes any financial obligations of the Company to the holder.

          (b) AMENDMENT. The holder of this Warrant agrees that any provision of this Warrant may be amended, waived or modified upon the written approval of the Company and the holder of this Warrant.

          (c) REPLACEMENT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (d) NOTICES. Any notices to Warrantholder shall be delivered personally or sent by first class mail, postage prepaid, to Warrantholder's address on the records of the Company and shall be effective upon deposit in the mail.

          (e) GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws if the State of California.

Dated:  July 16, 1993         FAROUDJA RESEARCH ENTERPRISES,
                              INC.


                              By:  /s/ Yves Faroudja
                                   --------------------------------
                                   Yves Faroudja
                                   President


ACCEPTED:

HOLDER:


John Sie
--------------------------
Name


/s/ John Sie
--------------------------
Signature

Date:
     ---------------------

                        SUBSCRIPTION FORM

           (To be signed only upon exercise of Warrant)


TO:  Faroudja Research Enterprises, Inc.
     675 Palomar Avenue
     Sunnyvale, CA 94086


     The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by that Warrant for, and to purchase under that Warrant, __________* shares of Common Stock of Faroudja Research Enterprises, Inc. and herewith makes payment of $__________ for those shares, and requests that the certificates for those shares be issued in the name of, and delivered to, ____________________, whose address is
______________________________.

Dated: __________, 19__

                                 (Signature must conform in all respects to name of holder as specified on the face of the attached Warrant.)

                                 -----------------------------------------------
                                                  Signature


                                 -----------------------------------------------
                                                   Address


                                 -----------------------------------------------






----------------

* Insert here the number of Shares called for on the face of the Warrant (or, in the case of partial exercise, the portion as to which the Warrant is being exercised), without making any adjustment for additional Shares or any other securities or property which, under the adjustment provisions of the Warrant, may be deliverable upon exercise.

    THIS WARRANT AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

    THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THIS WARRANT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

Warrant Number: WC-3

                                                    Void after
                                                               ----------------

                         WARRANT TO PURCHASE COMMON STOCK OF

                         FAROUDJA RESEARCH ENTERPRISES, INC.


    This certifies that, for value received, John Sie is entitled, subject to the terms set forth below, to purchase from Faroudja Research Enterprises, Inc. (the "Company"), a California corporation, up to 19,648 shares (the "Shares") of fully paid and non-assessable shares of Common Stock of the Company at the price of $.50 per share (the "Exercise Price") at the times and subject to the conditions hereafter stated, such price and number of Shares being subject to adjustment as herein provided in this Warrant.

    1.   DEFINITIONS.

         As used in this Warrant, the following terms, unless the context otherwise requires, have the following meanings:

         (a) "COMPANY" includes any corporation which shall succeed to or assume the obligations of the Company under this Warrant.

         (b) "COMMON STOCK", when used with reference to stock of the Company, means all shares, now or hereafter authorized, of the class of the Common Stock of the Company presently authorized and stock of any other class into which those shares may hereafter be changed.

         (c) "WARRANTHOLDER", "holder of Warrant", "holder", or similar terms when the context refers to the original holder of this Warrant.

    2.   EXERCISE CONDITIONS.

         (a) EXERCISABILITY. This Warrant shall be vested and exercisable, cumulatively, during its term only in accordance with the terms and conditions herein, as to one-forty-eighth (1/48th) of the Shares for each full calendar month after the Vesting Commencement Date set forth on the signature page of this Warrant.

         (b) TERMINATION OF STATUS. This Warrant is exercisable only for the number of shares which become exercisable during the period Warrantholder continues to provide services as requested by the Company and as determined in the Company's discretion.

         (c) NO CONSULTING AGREEMENT. This Warrant, and the issuance thereof shall not be construed and is not an agreement to retain Warrantholder as a consultant to the Company.

         (d) ACCELERATION OF EXERCISABILITY. During the period this Warrant is exercisable, in the event that (i) the Company shall consolidate with or merge into any other corporation, or sell all or substantially all of its assets to another corporation (unless after the completion of such transaction the shareholders of the Company immediately prior to the transaction own at least fifty percent (50%) of the surviving corporation), or (ii) the Company registers its securities on a Form S-1 registration statement and such registration statement is declared effective by the Securities and Exchange Commission (an "IPO"), this Warrant shall accelerate and become fully exercisable as to all Shares, notwithstanding the provisions of Section 2.

    3.   EXERCISE PROVISIONS.

         (a) EXERCISE OF WARRANT. The holder of this Warrant may exercise it in whole or in part to the extent then exercisable by surrender of this Warrant, with the form of subscription at the end of this Warrant duly executed by the holder, to the Company at its principal office, accompanied by payment in the amount obtained by multiplying the Exercise Price by the number of shares of Common Stock designated in the subscription at the end of this Warrant.

         (b) PAYMENT OF EXERCISE PRICE. Payment shall be made by cash or by check payable to the order of the Company.

         (c) PARTIAL EXERCISE. On partial exercise, the Company shall promptly issue and deliver to the holder of this Warrant a new Warrant or Warrants of like tenor in the name of the holder providing for the right to purchase the number of shares of Common Stock as to which this Warrant has not been exercised.

         (d) RESTRICTIONS ON EXERCISE. This Warrant may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Warrant, the Company may require the Warrantholder to make any representation and warranty to the Company as may be required by any applicable law or regulation.

    4.   STOCK ISSUANCE.

         (a) DELIVERY OF STOCK CERTIFICATES. As soon as possible after full or partial exercise of this Warrant, the Company at its expense will cause to be issued in the name of and delivered to the holder of this Warrant, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which that holder shall be entitled upon such exercise, together with any other securities and property to which that holder is entitled upon such exercise under the terms of this Warrant. No fractional shares will be issued upon exercise of rights to purchase under this Warrant. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the market price as of the date of exercise as determined by the Company's Board of Directors.

         (b) STOCK FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all Shares will, upon issuance and payment in accordance herewith, be fully paid, validly issued and nonassessable. The Company further covenants and agrees that the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of this Warrant, at least the maximum number of Shares as are issuable upon the exercise of this Warrant.

         (c) NO RIGHTS AS SHAREHOLDER. Warrantholder, as such, shall not be entitled to vote or receive dividends or be considered a shareholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on Warrantholder, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of shareholders, to receive dividends or subscription rights or otherwise.

    5.   ADJUSTMENT PROVISIONS.

         The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

         (a) RECLASSIFICATION. If the Company at any time while this Warrant remains outstanding shall reclassify or in any manner change the securities then purchasable upon the exercise of this Warrant (a "Reorganization"), then lawful and adequate provision shall be made whereby this Warrant shall thereafter evidence the right to purchase such number and kind of securities and other property as would have been issuable or distributable on account of such reorganization upon or with respect to the securities which were purchasable or would have become purchasable under this Warrant immediately prior to such Reorganization.

         (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such subdivision or combination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision or combination.

         (c) CERTAIN DIVIDENDS AND DISTRIBUTIONS. If the Company at any time while this Warrant is outstanding and unexpired shall take a record of the holders of its Common Stock for the purpose of:

                 (i) STOCK DIVIDENDS. Entitling them to receive a dividend payable in, or other distribution without consideration of, Common Stock, then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to each dividend or distribution by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or

                (ii) DISTRIBUTION OF ASSETS; SECURITIES; ETC. Making any distribution without consideration with respect to its Common Stock (other than a cash dividend) payable otherwise than in its Common Stock, the Warrantholder shall, upon the exercise thereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, such assets or securities as would have been payable to him as owner of that number of Shares receivable by exercise of this Warrant had Warrantholder been the holder of record of such Shares on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

         (d) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Exercise Price pursuant to Section 5(b) or (c)(i), the number of Shares purchasable hereunder shall be adjusted to that number determined by multiplying the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately following such adjustment.

         (e) NOTICE OF ADJUSTMENTS. The Company shall give notice of each adjustment or readjustment of the Exercise Price or the number of shares of Common Stock or other securities issuable upon Exercise of this Warrant to the registered holder of this Warrant at that holder's address as shown on the Company's books.

         (f) NO CHANGE NECESSARY. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or in the number of shares of Common Stock purchasable upon its exercise. A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same Exercise Price and the same number of shares of Common Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that Exercise Price and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

    6.   SECURITIES LAW RESTRICTIONS.

         (a) INVESTMENT REPRESENTATIONS. In connection with the acquisition of this Warrant, the Warrantholder represents and warrants that the Warrantholder is acquiring this Warrant, and upon exercise of this Warrant the Warrantholder will be acquiring the Shares, for investment for Warrantholder's own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Warrantholder, by reason of Warrantholder's business or financial experience, has the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Warrantholder's interests in connection with the acquisition of this Warrant and the Shares. Warrantholder will execute any investment representation statement requested by the Company.

         (b) LEGENDS. Any certificate representing any Shares issued hereunder shall have endorsed thereon legends in substantially the following form (in addition to any legends required by any state securities laws):

    THIS WARRANT AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

    THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE

TERMS OF THIS WARRANT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

    7.   NONTRANSFERABILITY OF WARRANT.

         This Warrant may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Warrantholder only by such Warrantholder. Subject to the foregoing, the terms of this Warrant shall be binding upon the executors, administrators, heirs, successors and assigns of the Warrantholder.

    8.   LIMITATIONS ON TRANSFER OF SHARES.

         In addition to any other limitation on the transfer of the Shares created by applicable securities laws, Warrantholder shall not assign, encumber or dispose of any interest in such Shares except as provided in this Section 8:

         (a) RIGHT OF FIRST REFUSAL. If Warrantholder desires (or is required) to sell or transfer in any manner the Shares, Warrantholder shall first offer such Shares for sale to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible) as those upon which he is dispose of such Shares ("Right of First Refusal"). If the transfer does not involve a bona fide price freely set by Warrantholder, the price shall be determined as set forth in Section 8(c) below. The Company (or its assignee) shall notify Warrantholder as to whether the Company wishes to purchase the Shares pursuant to the Right of First Refusal within forty-five (45) days following the setting of a price under Section 8(c) (when the price is determined under Section 8(c). If the Company (or its assignee) elects to purchase such Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company not later than 30 days from the date of such notice. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be cancelled. Warrantholder hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Right of First Refusal has been exercised from optionee to the Company. The Warrantholder further authorizes the Company to refuse or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement. In the event the Shares are not disposed of by the Warrantholder within forty-five (45) days following lapse of the period of the Right of First Refusal provided to the Company, the Shares shall once again be subject to the Right of First Refusal herein provided.

         (b) INVOLUNTARY TRANSFER. In the event of any transfer by operation of law or other involuntary transfer, of all, or a portion, of the Shares, the Company shall have an option to purchase all of the Shares transferred (the "Involuntary Transfer Option"). Upon such transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The Company (or its assignee) shall notify

Warrantholder and the person acquiring the Shares as to whether the Company wishes to purchase the Shares pursuant to the Involuntary Transfer Option within forty-five (45) days following the setting of a price under Section 8(c) of this Agreement. If the Company (or its assignee) elects to purchase such Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company not later than 30 days from the date of such notice. At such closing, the Company (or its assignee) shall tender payment for the Shares and the certificates representing the Shares so purchased shall be cancelled. Warrantholder hereby authorizes and directs the Secretary or Transfer Agent of the Company to transfer the Shares as to which the Involuntary Transfer Option has been exercised from the Warrantholder to the Company. Warrantholder further authorizes the Company to refuse or to cause its Transfer Agent to refuse, to transfer or record any Shares to be transferred in violation of this Agreement.

         (c) DETERMINATION OF PRICE. With respect to the Shares to be transferred pursuant to the Right of First Refusal where the price is not a bona fide price set by the Warrantholder under Section 8(a) or the Involuntary Transfer Option, the price per share shall be a price set by the Board of Directors of the Company that will reflect the current value of the Shares. The Company shall notify Warrantholder, his representative or the person acquiring the Shares under Section 8(b) of the price so determined within forty-five (45) days after receipt by it of written notice of the transfer or proposed transfer of the Shares.

         (d) ASSIGNMENT BY COMPANY. The Company's Right of First Refusal and Involuntary Transfer Option may be assigned in whole or in part to any shareholder or shareholders of the Company.

         (e) OBLIGATIONS BINDING UPON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Warrant, including the Company's Right of First Refusal and Involuntary Transfer Option. Any sale or transfer of the Shares shall be void unless the provisions of this Option are met.

         (f) TERMINATION OF RIGHTS. The Right of First Refusal and the Involuntary Transfer Option granted the Company by this Section 8 shall terminate at such time as a public market exists for the Company's Common Stock (or any other stock issued to Warrantholder in exchange for the Shares acquired upon exercise pursuant to this Warrant). For the purpose of this Agreement, a "public market" shall be deemed to exist if the Common Stock is listed on a national securities exchange (as that term is used in the Securities Exchange Act of 1934), or the Common Stock is traded on the over-the-counter market and prices are published on business days in a recognized financial journal.

         (g)  EXCLUDED TRANSFERS.  The restrictions on transfer if this
Section 8 shall not apply to an inter-vivos transfer to Warrantholder's ancestors or descendants or spouse or to a Trustee for their benefit, provided that such transferee shall take such

Shares subject to all of the terms of this Warrant, including restrictions on further transfer.

    9.   TERMINATION.

         The right to exercise this Warrant shall expire upon the earlier of the following: (i) the close of business on the date set forth on the first page of this Warrant, (ii) the effective date of a firm commitment underwritten public offering pursuant to a registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of the Company's Common Stock or (iii) upon the consolidation or merger of the Company into any other corporation or the sale of all or substantially all of its assets to another corporation, unless after the completion of the transaction the shareholders of the Company immediately prior to the transaction own at least fifty percent (50%) of the shares of the surviving corporation.

    10.  GENERAL.

         (a) ENTIRE AGREEMENT. The Company and the holder agree that this Warrant amends and supersedes any prior agreement or understanding of the holder with the Company, Sunsteam, Ltd., or any officers, directors, partners or agents of the foregoing relating to the acquisition of securities in the Company and supersedes any financial obligations of the Company to the holder.

         (b) AMENDMENT. The holder of this Warrant agrees that any provision of this Warrant may be amended, waived or modified upon the written approval of the Company and the holder of this Warrant.

         (c) REPLACEMENT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

         (d) NOTICES. Any notices to Warrantholder shall be delivered personally or sent by first class mail, postage prepaid, to Warrantholder's address on the records of the Company and shall be effective upon deposit in the mail.

         (e) GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws if the State of California.

Dated:  July 16, 1993             FAROUDJA RESEARCH ENTERPRISES, INC.


                                  By:  /s/ Yves Faroudja
                                       ---------------------------------
                                       Yves Faroudja
                                       President


ACCEPTED:

HOLDER:


John Sie
--------------------------------
Name


/s/ John Sie
--------------------------------
Signature

Date:
     ---------------------------

                                  SUBSCRIPTION FORM

                     (To be signed only upon exercise of Warrant)


TO:      Faroudja Research Enterprises, Inc.
         675 Palomar Avenue
         Sunnyvale, CA 94086


    The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by that Warrant for, and to purchase under that Warrant, __________* shares of Common Stock of Faroudja Research Enterprises, Inc. and herewith makes payment of $__________ for those shares, and requests that the certificates for those shares be issued in the name of, and delivered to, ____________________, whose address is
______________________________.

Dated:___________, 19__
                             (Signature must conform in all respects to name of holder as specified on the face of the attached Warrant.)


                             -----------------------------------
                                        Signature


                             -----------------------------------
                                         Address

                             -----------------------------------







----------------

* Insert here the number of Shares called for on the face of the Warrant (or, in the case of partial exercise, the portion as to which the Warrant is being exercised), without making any adjustment for additional Shares or any other securities or property which, under the adjustment provisions of the Warrant, may be deliverable upon exercise.